UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report

to Shareholders

Deutsche CROCI® International Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights

28	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche CROCI® International Fund

Letter to Shareholders

Dear Shareholder:

With the U.S. economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Meanwhile, the international markets are experiencing an accelerating macro environment. Europe’s economy is improving, with a pickup in earnings growth and in many cases attractive valuations relative to the U.S. The political uncertainty that made investors hesitant about Europe appears to be abating. While some concerns about the impact of Brexit on the UK’s economy remain, continental Europe has largely shrugged off the issue. Strength is also evident in many emerging markets — particularly in Asia —where we’re seeing macro stabilization, an export pick-up and, again, some attractive valuations.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche CROCI® International Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy and Process

Portfolio management selects approximately 50 stocks of companies that it believes offer economic value utilizing the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, in addition to other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio. The CROCI® Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments.

Portfolio management selects stocks primarily from a universe consisting of approximately 330 of the largest companies in developed markets outside North America represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the CROCI® strategy. The fund is rebalanced periodically in accordance with the CROCI® strategy’s rules (re-selecting approximately 50 stocks that will make up the fund), and the regional weighting in the fund is targeted to match the regional weighting of the fund’s benchmark, the MSCI EAFE Index. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce the annual turnover of the strategy.

The fund returned 19.97% in the 12-month period ended August 31, 2017, outpacing the 17.64% return of the MSCI EAFE Index and the 17.19% average gain for the funds in its Morningstar peer group, Foreign Large Blend. We do not place an emphasis on short-term results, since our goal is to deliver longer-term outperformance. With that said, we are pleased with our strong showing vs. our benchmark and peers given that our value-oriented style was out of step with an environment in which growth stocks delivered superior returns.

International equities generated robust gains and outpaced the U.S. market, as gauged by the 16.23% return of the S&P 500 Index, during the

4	Deutsche CROCI® International Fund

past year. The asset class was boosted by the improving outlook for economic growth around the world, particularly in Europe. Additionally, receding worries about European political risk helped fuel hearty returns for that region’s markets. With valuations in the United States near the high end of the historical range, investors rotated toward the overseas markets to capture the lower valuations and potential for a longer runway of economic growth in the asset class. Currency translation also helped boost index returns, as most major currencies experienced meaningful appreciation vs. the U.S. dollar.

Fund Performance

Three factors typically drive the fund’s results: sector allocations, stock selection, and the impact of currencies. While our currency positioning and stock selection both added value, the portfolio’s sector allocations detracted.

Looking first at stock selection, we produced the largest margin of outperformance in the health care sector thanks to a position in the Swiss pharmaceutical company Actelion Ltd.*, which surged after receiving a $30 billion takeover bid from Johnson & Johnson*. Consumer discretionary was a further area of strength for the fund. Our positions in three U.K.-based homebuilding companies — Persimmon PLC, Barratt Developments PLC and Taylor Wimpey PLC — registered substantial gains amid the fading concerns about the impact of last year’s Brexit vote. Swatch Group Ltd.* also contributed to performance behind a stronger sales outlook and rising sales in China, as did Compagnie Financiere Richemont S.A.*, a French luxury goods maker that benefited from increased sales growth. Outside of the financial and consumer discretionary sectors, the Swiss specialty chemicals company Sika AG* — which rose on the strength of robust earnings and improving profit margins — was the most notable contributor.

Conversely, we lost some ground through stock selection in the utilities, information technology and industrials sectors. Our holdings in utilities, while finishing with a double-digit gain in the aggregate, trailed the overall sector return due to the underperformance of National Grid PLC (United Kingdom), Osaka Gas Co., Ltd. (Japan) and HK Electric Investments Ltd. (Hong Kong), among others. In technology, our shortfall largely stemmed from a position in LM Ericsson Telefon AB.* The Swedish telecommunications provider reported weaker-than-expected earnings, putting significant downward pressure on its stock price early in the

Deutsche CROCI® International Fund	5

period and prompting us to close out the position. Finally, our shortfall in industrials stemmed from our positions in a number of stocks that lagged the broader group, including Bunzl plc, Singapore Airlines Ltd. and the Japanese security company Secom Co., Ltd. On balance, however, we are pleased with the 12-month results of our strategy, especially at a time of relatively narrow leadership for the broader market.

“The fundamental picture for international equities has improved considerably in recent months, highlighted by stronger economic data and signs that corporate earnings are set to improve.”

The fund’s currency hedging strategy had a favorable effect on performance. The purpose of hedging is not to make active currency “bets,” but rather to maximize the influence of stock selection by shifting the portfolio’s currency exposure into U.S. dollars through the use of derivatives. The fund was hedged against foreign currency movements until April, which made a positive contribution to returns given that foreign currencies, as a group, lost ground against the dollar in the fourth calendar quarter of 2016. We elected to remove the fund’s hedges on all currencies except the Japanese yen in April, believing that the downturn in the U.S. dollar in early 2017 indicated that hedging was unlikely to add much value in the intermediate term. The dollar indeed continued to decline though the final four months of the period, so this shift proved to be a positive factor in our relative performance.

The fund’s sector positioning detracted from returns and prevented it from outpacing the benchmark by a wider margin. We held a zero weighting in financials, which are excluded from our investment universe since their risk profiles, financial reporting paradigms and financial leverage are not comparable to those of non-financial companies. This aspect of our strategy was a positive contributor during 2015 and the majority of 2016, but the prospect of higher global interest rates led to a sizable rally in financials from November 2016 onward. The fund’s lack of a position in financials therefore prevented it from participating in one of the market’s best performing sectors for the full 12 months. An overweight in utilities — which lagged early in the period due to the prospect of tighter U.S. Federal Reserve — also cost the fund some

6	Deutsche CROCI® International Fund

performance, as did its underweights in information technology and materials. On the plus side, an underweight in telecommunications services and zero weighting in the real estate sector were both helpful to relative performance.

Outlook and Positioning

As of August 31, 2017, the fund had a price-to-earnings ratio below that of the MSCI EAFE Index, yet it compared favorably to the index in terms of its fundamentals, illustrated by its higher return on equity and estimated 12-month profit growth. We believe the intrinsic value in the portfolio helps provide the fund with a firm foundation in the event that global stock market performance begins to slow in the months ahead.

The fundamental picture for international equities improved considerably in the past year, highlighted by stronger economic data and signs that corporate earnings are set to improve. These positive developments have been accompanied by higher valuations, however, indicating that investors need to be selective in order to find the most compelling opportunities at the individual-stock level. We believe the fund, by virtue of its emphasis on economic value, is well positioned to identify companies with the potential to outperform through a variety of market conditions.

*	Not held in the portfolio as of August 31, 2017.

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	PhD in Chemistry, Princeton University.

John Moody, Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Portfolio Analyst: New York.

–	Joined Deutsche Asset Management in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

–	BS in Business Management, Fairfield University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are

Deutsche CROCI® International Fund	7

subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Morningstar Foreign Large Blend category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. The average category returns for the one-, five- and 10-year periods ended 8/30/17 were 17.64%, 8.32% and 1.41%, respectively.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Price-to-earnings (P/E) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock’s valuation that indicates what investors are paying for a company’s earnings on a per-share basis.

Return on equity is the amount of profit returned as a percentage of shareholders’ equity.

8	Deutsche CROCI® International Fund

Performance Summary	August 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	19.97%	7.80%	–0.27%
Adjusted for the Maximum Sales Charge (max 5.75% load)	13.07%	6.53%	–0.85%
MSCI EAFE Index†	17.64%	8.48%	1.62%
MSCI EAFE US Dollar Hedged Index††	17.66%	12.20%	2.96%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	19.84%	7.78%	–0.22%
Adjusted for the Maximum Sales Charge (max 2.50% load)	16.85%	7.23%	–0.47%
MSCI EAFE Index†	17.64%	8.48%	1.62%
MSCI EAFE US Dollar Hedged Index††	17.66%	12.20%	2.96%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	19.01%	6.96%	–1.03%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	19.01%	6.96%	–1.03%
MSCI EAFE Index†	17.64%	8.48%	1.62%
MSCI EAFE US Dollar Hedged Index††	17.66%	12.20%	2.96%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 8/31/17
No Sales Charges		20.41%	3.47%
MSCI EAFE Index†		17.64%	4.61%
MSCI EAFE US Dollar Hedged Index††		17.66%	3.98%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	20.21%	8.06%	0.01%
MSCI EAFE Index†	17.64%	8.48%	1.62%
MSCI EAFE US Dollar Hedged Index††	17.66%	12.20%	2.96%

Deutsche CROCI® International Fund	9

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	20.29%	8.15%	0.12%
MSCI EAFE Index†	17.64%	8.48%	1.62%
MSCI EAFE US Dollar Hedged Index††	17.66%	12.20%	2.96%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 (March 16, 2017 for Class T shares) are 1.14%, 1.17%, 1.89%, 0.75%, 0.92% and 0.83% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche CROCI® International Fund Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche CROCI® International Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on December 1, 2014.

†	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an equity index which captures large and mid cap representation across developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

††	MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
8/31/17	$47.11	$47.07	$46.61	$47.06	$47.34	$47.13
6/5/17 (commencement of operations of Class T)	$—	$47.63	$—	$—	$—	$—
8/31/16	$40.65	$—	$40.23	$40.62	$40.86	$40.69
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$1.44	$—	$1.11	$1.60	$1.54	$1.57

Deutsche CROCI® International Fund	11

Portfolio Summary	(Unaudited)

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/17	8/31/16
Japan	24%	24%
United Kingdom	20%	24%
Switzerland	18%	20%
Germany	12%	6%
France	10%	6%
Hong Kong	6%	8%
Singapore	6%	4%
Spain	2%	4%
Netherlands	2%	2%
Sweden	—	2%
	100%	100%

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/17	8/31/16
Common Stocks	97%	100%
Preferred Stock	2%	—
Cash Equivalents	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/17	8/31/16
Industrials	26%	28%
Consumer Discretionary	20%	29%
Health Care	16%	10%
Consumer Staples	16%	8%
Utilities	14%	17%
Materials	6%	4%
Telecommunication Services	2%	—
Information Technology	—	4%
	100%	100%

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/17	8/31/16
Euro	26%	0%
United States Dollar	25%	101%
British Pound	22%	0%
Swiss Franc	15%	0%
Singapore Dollar	6%	0%
Hong Kong Dollar	6%	0%
Japanese Yen	0%	(1)%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

12	Deutsche CROCI® International Fund

Ten Largest Equity Holdings at August 31, 2017 (20.8% of Net Assets)		Country	Percent
1	Daiichi Sankyo Co., Ltd.	Japan	2.1%
	Global pharmaceutical company
2	Central Japan Railway Co.	Japan	2.1%
	Provides rail transportation services
3	ANA Holdings, Inc.	Japan	2.1%
	Provides domestic and international air transportation
4	ITOCHU Corp.	Japan	2.1%
	Operator of a leading general trading company
5	Taylor Wimpey PLC	United Kingdom	2.1%
	Conducts business in the housing, construction and engineering, and property development and investment sectors
6	Diageo PLC	United Kingdom	2.1%
	Produces, distills and markets alcoholic beverages
7	Persimmon PLC	United Kingdom	2.1%
	Designs, builds and develops residential housing
8	Iberdrola SA	Spain	2.1%
	Generates, distributes, trades and markets electricity
9	Astellas Pharma, Inc.	Japan	2.0%
	Manufactures & markets a wide variety of pharmaceuticals including prescription drugs
10	Danone SA	France	2.0%
	Processes food

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

Deutsche CROCI® International Fund	13

Investment Portfolio	as of August 31, 2017

	Shares	Value ($)
Common Stocks 96.9%
France 9.9%
Cie Generale des Etablissements Michelin	160,408	21,895,652
Danone SA	284,426	22,406,467
L’Oreal SA	102,034	21,543,711
Pernod Ricard SA	157,008	21,479,573
Sanofi	224,800	21,867,857

(Cost $101,737,713)		109,193,260

Germany 9.7%
Bayer AG (Registered)	170,055	21,763,961
Beiersdorf AG	199,279	21,269,418
Continental AG	94,823	21,380,905
Merck KGaA	196,759	21,625,512
Siemens AG (Registered)	159,544	20,876,756

(Cost $97,693,516)		106,916,552

Hong Kong 5.8%
CLP Holdings Ltd.	2,031,530	21,511,358
HK Electric Investments & HK Electric Investments Ltd. “SS”, 144A, (Units)	22,798,000	20,962,184
Hong Kong & China Gas Co., Ltd.	11,430,752	21,633,144

(Cost $57,001,870)		64,106,686

Japan 24.2%
ANA Holdings, Inc.	6,202,000	23,043,278
Astellas Pharma, Inc.	1,782,700	22,426,999
Bridgestone Corp.	507,640	21,811,747
Central Japan Railway Co.	137,500	23,345,844
Daiichi Sankyo Co., Ltd.	989,900	23,459,825
ITOCHU Corp.	1,400,300	22,908,991
Japan Tobacco, Inc.	630,000	21,534,221
Osaka Gas Co., Ltd.	5,486,000	21,482,817
Secom Co., Ltd.	289,500	21,535,535
Sekisui House Ltd.	1,264,100	21,959,849
Subaru Corp.	596,500	20,868,190
Sumitomo Electric Industries Ltd.	1,367,300	21,420,093

(Cost $257,931,087)		265,797,389

Netherlands 2.0%
Koninklijke DSM NV (Cost $18,923,752)	294,702	22,405,591

Singapore 5.8%
Keppel Corp., Ltd.	4,510,105	21,042,987
Singapore Airlines Ltd.	2,888,282	21,979,703
Singapore Telecommunications Ltd.	7,384,400	20,237,673

(Cost $81,136,524)		63,260,363

The accompanying notes are an integral part of the financial statements.

14	Deutsche CROCI® International Fund

	Shares	Value ($)
Spain 2.1%
Iberdrola SA (Cost $19,790,183)	2,764,035	22,598,786

Switzerland 17.6%
ABB Ltd. (Registered)	918,334	21,295,762
Adecco Group AG (Registered)	282,342	20,487,935
Ferguson PLC	365,316	21,746,868
Givaudan SA (Registered)	10,779	22,061,426
Kuehne + Nagel International AG (Registered)	123,450	22,368,392
Nestle SA (Registered)	251,410	21,317,831
Novartis AG (Registered)	252,331	21,299,156
Roche Holding AG (Genusschein)	84,231	21,435,054
Schindler Holding AG	100,161	21,470,479

(Cost $182,811,509)		193,482,903

United Kingdom 19.8%
Barratt Developments PLC	2,684,734	21,709,885
Bunzl PLC	719,481	21,492,335
Diageo PLC	677,941	22,714,232
GlaxoSmithKline PLC	1,079,338	21,440,572
Johnson Matthey PLC	570,065	20,399,825
Kingfisher PLC	5,479,142	21,168,964
National Grid PLC	1,738,979	21,954,020
Persimmon PLC	657,803	22,654,761
SSE PLC	1,186,032	21,881,976
Taylor Wimpey PLC	8,770,704	22,767,391

(Cost $220,670,651)		218,183,961
Total Common Stocks (Cost $1,037,696,805)		1,065,945,491

Preferred Stocks 1.8%
Germany
Henkel AG & Co. KGaA (Cost $18,827,959)	153,812	20,604,867

Cash Equivalents 1.0%
Deutsche Central Cash Management Government Fund, 1.06% (a) (Cost $10,814,225)	10,814,225	10,814,225

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,067,338,989)	99.7	1,097,364,583
Other Assets and Liabilities, Net	0.3	2,907,022

Net Assets	100.0	1,100,271,605

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	15

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,725,827	JPY	410,158,436	9/29/2017	10,217	Citigroup, Inc.
JPY	29,124,054,273	USD	267,023,146	9/29/2017	1,738,439	Citigroup, Inc.
Total unrealized appreciation					1,748,656

Currency Abbreviations
JPY Japanese Yen
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Deutsche CROCI® International Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$109,193,260	$—	$109,193,260
Germany	—	106,916,552	—	106,916,552
Hong Kong	—	64,106,686	—	64,106,686
Japan	—	265,797,389	—	265,797,389
Netherlands	—	22,405,591	—	22,405,591
Singapore	—	63,260,363	—	63,260,363
Spain	—	22,598,786	—	22,598,786
Switzerland	—	193,482,903	—	193,482,903
United Kingdom	—	218,183,961	—	218,183,961
Preferred Stocks	—	20,604,867	—	20,604,867
Short-Term Investments	10,814,225	—	—	10,814,225
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$1,748,656	$—	$1,748,656
Total	$10,814,225	$1,088,299,014	$—	$1,099,113,239

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the year ended August 31, 2017, the amount of the transfers between Level 1 and Level 2 was $814,410,381.

Transfers between price levels are recognized at the beginning of the reporting period.

(b)	Derivatives include unrealized appreciation (depreciation) on open forward contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	17

Statement of Assets and Liabilities

as of August 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $1,056,524,764)	$1,086,550,358
Investment in Deutsche Central Cash Management Government Fund (cost $10,814,225)	10,814,225
Cash	229
Foreign currency, at value (cost $1,552,925)	1,553,895
Receivable for Fund shares sold	826,170
Dividends receivable	1,259,041
Interest receivable	5,031
Unrealized appreciation on forward foreign currency exchange contracts	1,748,656
Foreign taxes recoverable	3,097,276
Other assets	46,658
Total assets	1,105,901,539

Liabilities
Payable for Fund shares redeemed	4,031,553
Accrued management fee	527,388
Accrued Directors’ fees	29,977
Other accrued expenses and payables	1,041,016
Total liabilities	5,629,934
Net assets, at value	$1,100,271,605

Net Assets Consist of
Undistributed net investment income	22,041,902
Net unrealized appreciation (depreciation) on:
Investments	30,025,594
Foreign currency	128,500
Forward foreign currency contracts	1,748,656
Accumulated net realized gain (loss)	(783,445,624)
Paid-in capital	1,829,772,577
Net assets, at value	$1,100,271,605

The accompanying notes are an integral part of the financial statements.

18	Deutsche CROCI® International Fund

Statement of Assets and Liabilities as of August 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($138,643,344 ÷ 2,943,109 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$47.11
Maximum offering price per share (100 ÷ 94.25 of $47.11)	$49.98
Class T
Net Asset Value and redemption price per share ($9,883 ÷ 209.95 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$47.07
Maximum offering price per share (100 ÷ 97.50 of $47.07)	$48.28
Class C
Net Asset Value offering and redemption price per share ($64,512,950 ÷ 1,384,178 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$46.61
Class R6
Net Asset Value offering and redemption price per share ($2,701,029 ÷ 57,397 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$47.06
Class S
Net Asset Value offering and redemption price per share ($816,421,007 ÷ 17,246,789 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$47.34
Institutional Class
Net Asset Value offering and redemption price per share ($77,983,392 ÷ 1,654,498 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$47.13

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	19

Statement of Operations

for the year ended August 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,526,064)	$35,668,316
Income distributions — Deutsche Central Cash Management Government Fund	65,689
Securities lending income, net of borrower rebates	151,492
Other income	68,051
Total income	35,953,548
Expenses:
Management fee	6,601,180
Administration fee	1,168,350
Services to shareholders	1,916,484
Distribution and service fees	1,228,922
Custodian fee	246,510
Professional fees	127,006
Reports to shareholders	102,230
Registration fees	102,608
Directors’ fees and expenses	60,202
Other	133,576
Total expenses	11,687,068
Net investment income	24,266,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(78,043,732)
Forward foreign currency contracts	78,647,604
Foreign currency	(194,521)
409,351
Change in net unrealized appreciation (depreciation) on:
Investments	199,833,406
Forward foreign currency contracts	(19,281,592)
Foreign currency	109,988
180,661,802
Net gain (loss)	181,071,153
Net increase (decrease) in net assets resulting from operations	$205,337,633

The accompanying notes are an integral part of the financial statements.

20	Deutsche CROCI® International Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$24,266,480	$47,082,529
Net realized gain (loss)	409,351	(430,392,940)
Change in net unrealized appreciation (depreciation)	180,661,802	206,106,100
Net increase (decrease) in net assets resulting from operations	205,337,633	(177,204,311)
Distributions to shareholders from:
Net investment income:
Class A	(8,173,555)	(17,574,289)
Class B	—	(1,499)*
Class C	(2,060,709)	(3,618,277)
Class R6	(89,477)	(89,524)
Class S	(27,391,383)	(45,258,133)
Institutional Class	(3,671,870)	(8,345,317)
Total distributions	(41,386,994)	(74,887,039)
Fund share transactions:
Proceeds from shares sold	238,848,267	590,140,858
Reinvestment of distributions	37,164,654	66,871,455
Payments for shares redeemed	(784,943,910)	(1,562,123,505)
Redemption fees	7,856	50,157
Net increase (decrease) in net assets from Fund share transactions	(508,923,133)	(905,061,035)
Increase (decrease) in net assets	(344,972,494)	(1,157,152,385)
Net assets at beginning of year	1,445,244,099	2,602,396,484
Net assets at end of year (including undistributed net investment income of $22,041,902 and $33,179,976, respectively)	$1,100,271,605	$1,445,244,099

*	For the period from September 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	21

Financial Highlights

	Years Ended August 31,
Class A	2017		2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$40.65		$44.94	$52.11	$45.32		$40.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.72		.93	1.48	1.67	[b]	.91
Net realized and unrealized gain (loss)	7.18		(3.83)	(3.78)	5.99		5.60
Total from investment operations	7.90		(2.90)	(2.30)	7.66		6.51
Less distributions from:
Net investment income	(1.44)		(1.39)	(4.87)	(.87)		(1.33)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$47.11		$40.65	$44.94	$52.11		$45.32
Total Return (%)[c]	19.97		(6.55)	(4.68)	16.99		16.42

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139		314	615	105		93
Ratio of expenses (%)	1.13		1.14	1.08	1.18		1.21
Ratio of net investment income (loss) (%)	1.69		2.25	3.02	3.34	[b]	2.06
Portfolio turnover rate (%)	67		87	76	167		76

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	Deutsche CROCI® International Fund

	Period Ended
Class T	8/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$47.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.10
Net realized and unrealized gain (loss)	(.66)
Total from investment operations	(.56)
Net asset value, end of period	$47.07
Total Return (%)[c]	(1.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses (%)	1.18	*
Ratio of net investment income (loss) (%)	.93	*
Portfolio turnover rate (%)	67	[d]

[a]	For the period from June 5, 2017 (commencement of operations) to August 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Funds’s portfolio turnover rate for the year ended August 31, 2017.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	23

	Years Ended August 31,
Class C	2017		2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$40.23		$44.47	$51.48	$44.76		$39.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.48		.63	1.15	1.26	[b]	.54
Net realized and unrealized gain (loss)	7.01		(3.82)	(3.76)	5.91		5.54
Total from investment operations	7.49		(3.19)	(2.61)	7.17		6.08
Less distributions from:
Net investment income	(1.11)		(1.05)	(4.40)	(.45)		(.97)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$46.61		$40.23	$44.47	$51.48		$44.76
Total Return (%)[c]	19.01		(7.26)	(5.35)	16.07		15.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65		95	160	9		7
Ratio of expenses (%)	1.92		1.89	1.85	1.97		2.02
Ratio of net investment income (loss) (%)	1.14		1.55	2.37	2.53	[b]	1.25
Portfolio turnover rate (%)	67		87	76	167		76

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	Deutsche CROCI® International Fund

	Years Ended August 31,			Period Ended
Class R6	2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$40.62		$44.89	$51.27
Income (loss) from investment operations:
Net investment income (loss)[b]	1.01		1.15	.66
Net realized and unrealized gain (loss)	7.03		(3.89)	(1.94)
Total from investment operations	8.04		(2.74)	(1.28)
Less distributions from:
Net investment income	(1.60)		(1.53)	(5.10)
Redemption fees	.00	***	.00 ***	.00	***
Net asset value, end of period	$47.06		$40.62	$44.89
Total Return (%)	20.41		(6.20)	(2.77	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	1
Ratio of expenses (%)	.75		.75	.75	*
Ratio of net investment income (loss) (%)	2.33		2.84	1.82	*
Portfolio turnover rate (%)	67		87	76	[c]

[a]	For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	25

	Years Ended August 31,
Class S	2017		2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$40.86		$45.15	$52.40	$45.58		$40.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.99		1.03	1.51	1.84	[b]	1.04
Net realized and unrealized gain (loss)	7.03		(3.84)	(3.72)	6.00		5.63
Total from investment operations	8.02		(2.81)	(2.21)	7.84		6.67
Less distributions from:
Net investment income	(1.54)		(1.48)	(5.04)	(1.02)		(1.47)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$47.34		$40.86	$45.15	$52.40		$45.58
Total Return (%)	20.21		(6.32)	(4.48)	17.32		16.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	816		872	1,544	686		630
Ratio of expenses (%)	.90		.92	.89	.90		.92
Ratio of net investment income (loss) (%)	2.28		2.51	3.04	3.64	[b]	2.36
Portfolio turnover rate (%)	67		87	76	167		76

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $ 0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	Deutsche CROCI® International Fund

	Years Ended August 31,
Institutional Class	2017		2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$40.69		$44.97	$52.17	$45.41		$40.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.83		1.07	1.84	1.61	[b]	1.00
Net realized and unrealized gain (loss)	7.18		(3.85)	(3.99)	6.22		5.70
Total from investment operations	8.01		(2.78)	(2.15)	7.83		6.70
Less distributions from:
Net investment income	(1.57)		(1.50)	(5.05)	(1.07)		(1.54)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$47.13		$40.69	$44.97	$52.17		$45.41
Total Return (%)	20.29		(6.27)	(4.37)	17.38		16.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78		163	281	6		9
Ratio of expenses (%)	.83		.83	.82	.84		.80
Ratio of net investment income (loss) (%)	1.95		2.60	3.76	3.20	[b]	2.29
Portfolio turnover rate (%)	67		87	76	167		76

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $ 0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® International Fund	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® International Fund (the “Fund”) is a diversified series of Deutsche International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

28	Deutsche CROCI® International Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces

Deutsche CROCI® International Fund	29

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Prior to October 24, 2016, Brown Brothers Harriman & Co., served as security lending agent for the Fund. Effective October 24, 2016, Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Deutsche Government & Agency Securities Portfolio managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of August 31, 2017) on the cash collateral invested in Deutsche Government & Agency

30	Deutsche CROCI® International Fund

Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2017, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $781,226,000, including $315,889,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018, the expiration date, whichever occurs first; and approximately $465,337,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($260,433,000) and long-term losses ($204,904,000).

Deutsche CROCI® International Fund	31

The Fund has reviewed the tax positions for the open tax years as of August 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$22,041,902
Capital loss carryforwards	$(781,226,000)
Net unrealized appreciation (depreciation) on investments	$27,805,770

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $1,069,558,813. The net unrealized appreciation for all investments based on tax cost was $27,805,770. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $69,247,659 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $41,441,889.

In addition, the tax character of distributions paid to shareholders by the

Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income	$41,386,994	$74,887,039

32	Deutsche CROCI® International Fund

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2017, from time to time the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on certain of its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward

Deutsche CROCI® International Fund	33

currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2017, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $262,646,000 to $1,482,269,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $39,685,000.

The following tables summarize the value of the Fund’s derivative instruments held as of August 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$1,748,656

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (b)	$78,647,604

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$(19,281,592)

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of August 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain

34	Deutsche CROCI® International Fund

transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$1,748,656	$—	$—	$1,748,656

C. Purchases and Sales of Securities

During the year ended August 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $778,248,875 and $1,230,387,252, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund’s average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate

Deutsche CROCI® International Fund	35

(exclusive of any applicable waivers/reimbursements) of 0.565% of the Fund’s average daily net assets.

For the period from September 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.37%
Class C	2.12%
Class R6	1.12%
Class S	1.12%
Institutional Class	1.12%

Effective October 1, 2016 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.40%
Class C	2.15%
Class R6	1.15%
Class S	1.15%
Institutional Class	1.15%

For the period from June 5, 2017 (commencement of operations) through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.40% for Class T shares.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.29%
Class T	1.29%
Class C	2.04%
Class R6	1.04%
Class S	1.04%
Institutional Class	1.04%

36	Deutsche CROCI® International Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee was $1,168,350, of which $93,343 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2017 and for the period from June 5, 2017 (commencement of operations) through August 31, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Class A	$84,830	$20,966
Class T	5	5
Class C	9,720	2,457
Class R6	165	51
Class S	443,224	111,042
Institutional Class	2,518	597
	$540,462	$135,118

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2017
Class C	$555,040	$41,034

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and T shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2017 and for

Deutsche CROCI® International Fund	37

the period from June 5, 2017 (commencement of operations) through August 31, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2017	Annual Rate
Class A	$489,719	$86,792	.24%
Class T	6	6	.25%
Class C	184,157	42,100	.25%
	$673,882	$128,898

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2017 aggregated $7,761.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2017, the CDSC for Class C shares aggregated $10. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2017, DDI received $3,144 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $20,709, of which $7,720 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche

38	Deutsche CROCI® International Fund

Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Effective October 24, 2016, Deutsche Bank AG serves as lending agent for the Fund. For the period ended August 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $7,641.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	396,577	$17,347,246	2,589,363		$109,058,992
Class T*	209.95	10,000	—		—
Class B	—	—	15	**	777	**
Class C	134,783	5,910,153	577,131		24,168,523
Class R6	16,777	751,703	36,031		1,572,579
Class S	3,986,588	174,431,409	8,457,188		353,155,648
Institutional Class	903,574	40,397,756	2,459,947		102,184,339
		$238,848,267			$590,140,858

Deutsche CROCI® International Fund	39

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	193,972	$7,927,652	404,591	$16,964,487
Class B	—	—	36 **	1,497 **
Class C	45,682	1,857,899	75,834	3,163,782
Class R6	2,197	89,477	2,143	89,524
Class S	594,845	24,394,670	951,260	40,019,517
Institutional Class	70,920	2,894,956	158,410	6,632,648
		$37,164,654		$66,871,455

Shares redeemed
Class A	(5,368,178)	$(227,009,629)	(8,964,880)	$(365,555,293)
Class B	—	—	(5,734)**	(237,520)**
Class C	(1,148,750)	(48,290,562)	(1,898,912)	(76,629,046)
Class R6	(17,086)	(719,915)	(7,972)	(316,175)
Class S	(8,666,054)	(369,754,541)	(22,281,686)	(919,294,777)
Institutional Class	(3,324,389)	(139,169,263)	(4,866,318)	(200,090,694)
		$(784,943,910)		$(1,562,123,505)

Redemption fees		$7,856		$50,157
Net increase (decrease)
Class A	(4,777,629)	$(201,734,404)	(5,970,926)	$(239,515,364)
Class T*	209.95	10,000	—	—
Class B	—	—	(5,683)**	(235,246)**
Class C	(968,285)	(40,522,387)	(1,245,947)	(49,293,690)
Class R6	1,888	121,265	30,202	1,345,928
Class S	(4,084,621)	(170,921,323)	(12,873,238)	(526,089,484)
Institutional Class	(2,349,895)	(95,876,284)	(2,247,961)	(91,273,179)
		$(508,923,133)		$(905,061,035)

*	For the period from June 5, 2017 (commencement of operations of Class T) to August 31, 2017.

**	For the period from September 1, 2015 to February 10, 2016 (see Note A).

40	Deutsche CROCI® International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and

Shareholders of the Deutsche CROCI® International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche CROCI® International Fund (the “Fund”) as of August 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
October 24, 2017

Deutsche CROCI® International Fund	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	Deutsche CROCI® International Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,102.00	$988.20	$1,097.50	$1,103.90	$1,103.20	$1,103.50
Expenses Paid per $1,000**	$5.56	$2.83	$9.99	$3.87	$4.51	$4.03

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,019.91	$1,019.26	$1,015.68	$1,021.53	$1,020.92	$1,021.37
Expenses Paid per $1,000**	$5.35	$6.01	$9.60	$3.72	$4.33	$3.87

*	For the period from June 5, 2017 (commencement of operations of Class T) to August 31, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from March 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche CROCI® International Fund	1.05%	1.18%	1.89%	.73%	.85%	.76%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche CROCI® International Fund	43

Tax Information	(Unaudited)

The Fund paid foreign taxes of $2,175,707 and earned $25,270,149 of foreign source income during the year ended August 31, 2017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $1.09 per share as income earned from foreign sources for the year ended August 31, 2016.

For federal income tax purposes, the Fund designates $39,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	Deutsche CROCI® International Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche CROCI® International Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

Deutsche CROCI® International Fund	45

Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable

46	Deutsche CROCI® International Fund

Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

Deutsche CROCI® International Fund	47

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

48	Deutsche CROCI® International Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche CROCI® International Fund	49

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—

50	Deutsche CROCI® International Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—

Deutsche CROCI® International Fund	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

52	Deutsche CROCI® International Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

Deutsche CROCI® International Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	Deutsche CROCI® International Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche CROCI® International Fund	55

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUITX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 434	25156G 699	25156G 715	25156G 731
Fund Number	468	1768	768	2068	1468

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

56	Deutsche CROCI® International Fund

Notes

Notes

Notes

DCIF-2

(R-023991-7 10/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche CROCI International Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$86,888	$1,500	$0	$0
2016	$82,779	$0	$0	$1,500

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing. “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$1,500	$52,339	$0	$53,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® International Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017